Roclatan TM Mercury 1 Phase 3 Topline Results 1 Exhibit 99.2

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Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” In particular, the topline Mercury 1 data presented herein is preliminary and based solely on information available to us as of the date of this press release and additional information about the results may be disclosed at any time, including at our Investor Day on October 5, 2016. Such forward-
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•
Roclatan™ met the criteria for demonstrating superiority over both latanoprost and
Rhopressa™ for the primary efficacy analysis
–
statistical superiority of Roclatan™ was demonstrated at all 9 time points versus latanoprost and versus Rhopressa™
(p<0.0001)
•
IOP-lowering effect of Roclatan™ was greater (1-3 mmHg) than monotherapy with either latanoprost or Rhopressa™ throughout the duration of the study (i.e., Week 2, Week 6, Month 3)
•
Roclatan™
reduced
mean
diurnal
IOPs
to
16
mmHg
or
lower
in
61
percent of patients, a significantly higher percentage than observed in the comparator arms
•
The main adverse event for Roclatan™ was conjunctival hyperemia, which was reported in ~50% of patients and was scored as mild for
~80% of these patients
•
There were no drug-related serious adverse events and no evidence of treatment-related systemic effects
Roclatan
TM
Achieves Primary Clinical Endpoint

Mercury 1 Trial Design
Patients randomized
1:1:1
Primary endpoints:
•
Efficacy: Mean IOP at nine time points (08:00, 10:00, and 16:00 at
Week 2, Week 6, and Month 3)
•
Safety: Ocular and systemic safety during a 12-month treatment period
ClinicalTrials.gov Identifier: NCT02558400
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 36 mmHg
N=718 subjects randomized at 58 US sites
Roclatan
TM
PG324
(netarsudil/latanoprost)
QD (PM)
Rhopressa
Netarsudil
(AR-13324) 0.02%
QD (PM)
Latanoprost
0.005%
QD (PM)

TM

Disposition
Completed
Month
3
201 (84.5%)
201 (82.4%)
223 (94.5%)
Discontinued Prior to Month 3
37 (15.5%)
43 (17.6%)
13 (5.5%)
Reasons
for
Discontinuation
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
25 (10.5%)
4 (1.7%)
0
1 (0.4%)
0
1 (0.4%)
2 (0.8%)
4 (1.7%)
0
23 (9.4%)
4 (1.6%)
1 (0.4%)
3 (1.2%)
5 (2.0%)
4 (1.6%)
0
1 (0.4%)
2 (0.8%)
0
4 (1.7%)
1 (0.4%)
1 (0.4%)
1 (0.4%)
1 (0.4%)
0
5 (2.1%)
0

Roclatan
TM
N = 238
Rhopressa
TM
N = 244
Latanoprost
N = 236

Study Design And Analysis
•
Trial design follows FDA requirement for fixed dose
combination
–
Superiority of combination over each individual
component
–
Statistically significant difference at each measured time
point
–
Higher combo efficacy vs. components at ~1-3 mmHg,
as previously accepted by FDA for product approval (i.e.,
Simbrinza
®
)
•
The primary statistical modeling of the primary efficacy
analysis was agreed with the FDA using the intent to treat
(ITT) population with imputation for any missing data*
*FDA End of Phase 2 meeting minutes

Roclatan™ (n=238)
Rhopressa™ (n=244)
Latanoprost (n=236)
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
***
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Roclatan TM Achieved Statistical Superiority Over Individual Components at All Time Points Mean IOP at Each Time Point (ITT) ***p<0.0001 vs Latanoprost and Rhopressa TM 7

Roclatan
TM
Phase 3, ITT
Roclatan
TM
superior to latanoprost by 1.3 -
2.5 mmHg (p<0.0001)
Roclatan
TM
superior to Rhopressa
TM
by 1.8 -
3.0 mmHg (p<0.0001)

8:00 AM
24.8
24.8
24.6
10:00 AM
23.7
23.5
23.4
4:00 PM
22.6
22.6
22.4
Mean Diurnal
23.7
23.6
23.5
8:00 AM
15.6
18.6
17.8
-3.0
(-3.6, -2.5)
-2.2
(-2.8, -1.7)
10:00 AM
14.9
17.8
17.4
-2.9
(-3.5, -2.3)
-2.5
(-3.1, -1.9)
4:00 PM
14.8
17.2
17.2
-2.4
(-2.9, -1.9)
-2.3
(-2.9, -1.8)
Mean Diurnal
15.1
17.9
17.5
-2.8
(-3.3, -2.3)
-2.4
(-2.9, -1.9)
8:00 AM
16.0
19.0
17.7
-3.0
(-3.6, -2.4)
-1.7
(-2.3, -1.1)
10:00 AM
15.3
18.0
17.1
-2.7
(-3.3, -2.2)
-1.9
(-2.5, -1.3)
4:00 PM
15.3
17.5
17.0
-2.2
(-2.7, -1.6)
-1.7
(-2.2, -1.1)
Mean Diurnal
15.5
18.2
17.3
-2.7
(-3.1, -2.2)
-1.8
(-2.3, -1.3)
8:00 AM
16.2
18.9
17.6
-2.7
(-3.4, -2.1)
-1.5
(-2.1, -0.9)
10:00 AM
15.3
18.2
16.9
-2.9
(-3.5, -2.3)
-1.6
(-2.2, -1.0)
4:00 PM
15.4
17.2
16.7
-1.8
(-2.4, -1.2)
-1.3
(-2.0, -0.7)
Mean Diurnal
15.6
18.1
17.1
-2.5
(-3.0, -2.0)
-1.5
(-2.0, -1.0)
Day 90
Mean IOP
mmHg
Rhopressa™
Day 43
Day 15
Latanoprost
Difference from Roclatan™
(95% CI)
Roclatan™
N=238
Rhopressa™
N=244
Latanoprost
N=236
Baseline

Roclatan
TM
Phase 3 Responder Analysis
Day 90: % of Patients with IOP Reductions of
20%
***p<0.0001 vs Latanoprost and Rhopressa
TM
###
p<0.0001 vs Rhopressa
TM
, p<0.05 vs Latanoprost
***
***
***
###

7%
18%
29%
43%
56%
9%
21%
37%
61%
78%
35%
46%
65%
77%
88%
0%
20%
40%
60%
80%
100%
40%
35%
30%
25%
20%
###
Rhopressa™(n=198)
Latanoprost (n=223)
Roclatan™ (n=200)
Reduction

Roclatan
TM
Phase 3 Responder Analysis
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
***
***
***

14%
23%
32%
42%
54%
15%
25%
39%
54%
69%
33%
44%
61%
71%
82%
0%
20%
40%
60%
80%
100%
IOP on Treatment
Rhopressa™ (n=198)
Latanoprost (n=223)
Roclatan™ (n=200)
###
###
***p<0.0001 vs Latanoprost and Rhopressa
TM
###
p<0.0001 vs Rhopressa
TM
, p<0.05 vs Latanoprost
17 mmHg
18 mmHg
16 mmHg
15 mmHg
14 mmHg

Safety/Tolerability Overview of Roclatan
TM
•
There were no drug-related serious adverse events
(SAEs)
•
There were no evidence of treatment-related systemic
effects
•
The most common adverse event was conjunctival
hyperemia with ~50% incidence*, ~80% mild on
biomicroscopy
•
Other ocular AEs
–
AEs occurring in ~5-11% of subjects receiving Roclatan
TM
included: conjunctival hemorrhage, eye pruritus, lacrimation increased and cornea verticillata.
* Incidence of conjunctival hyperemia ~50% including baseline at ~20%

aerie
Pharmaceuticals, Inc.

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| | | | |

Roclatan
TM
Phase 3 Safety Profile
Eye Disorders
Conjunctival Hyperemia
126 (52.9%)
99 (40.6%)
33 (14.0%)
Conjunctival Hemorrhage
25 (10.5%)
34 (13.9%)
1 ( 0.4%)
Eye Pruritus
18 ( 7.6%)
17 ( 7.0%)
3 ( 1.3%)
Lacrimation Increased
14 ( 5.9%)
15 ( 6.1%)
1 ( 0.4%)
Cornea Verticillata
12 ( 5.0%)
9 ( 3.7%)
0 (0.0%)
Administration Site Conditions
Instillation site pain
45
(18.9%)
51 ( 20.9%)
15 ( 6.4%)
Patients with known contraindications or hypersensitivity to latanoprost were excluded

n=238
Roclatan
TM
Rhopressa
TM
n=244
Latanoprost
n=236
Adverse Events
(  5.0% in any group)

Conjunctival Hyperemia
Adverse Event rates:
•
Roclatan
TM
: ~50%
•
Rhopressa
TM
: ~40%
•
~50% reported in Rocket 1 and Rocket 2
•
Latanoprost: ~15%
Biomicroscopy:
•
~80% hyperemia graded as mild (Roclatan
TM
and Rhopressa
TM
)
–
Hyperemia severity did not increase with continued dosing
–
Majority of the hyperemia was sporadic
Hyperemia severity
0 = none
1 = mild
2 = moderate
3 = severe

0.0
0.5
1.0
1.5
2.0
2.5
3.0
Baseline
Week 2
Week 6
Month 3
Roclatan™ (N=238)
Rhopressa™ (N=244)

14 When Present, 80% of Roclatan TM QD Hyperemia Graded as Mild For illustrative purposes only Grade Image Description 0 None/Normal 1 Mild 2 Moderate 3 Severe

Conjunctival Hemorrhage Subconjunctival petechiae coded as conjunctival hemorrhage: • Roclatan TM : ~10% • Rhopressa TM : ~14% • ~14% reported in Rocket 1 and Rocket 2 • Latanoprost: <1% 15

Cornea Verticillata
Cornea verticillata (lipid micro-deposits in the corneal epithelial layer)
•
Roclatan
TM
: ~5%
•
Rhopressa
TM
: ~4%
•
~5-9% reported in Rocket 1 and Rocket 2
•
Asymptomatic
•
Only visible via biomicroscopy evaluation
•
Benign corneal deposits (phospholipidosis) are a familiar outcome with other drugs such as amiodarone

Rhopressa
TM
Performance Summary
•
Demonstrated non-inferiority to latanoprost in patients
with baseline IOP < 25 mmHg
•
Efficacy relative to latanoprost improves as baseline IOP
declines
•
Rhopressa
TM
maintained consistent IOP lowering across
all baseline IOPs including > 25 mmHg
•
Stable efficacy from week 2 to month 3
•
Adverse event profile consistent with previous studies

Roclatan™ Summary
•
Demonstrated
superiority
over
both
latanoprost
and
Rhopressa™
for
the
primary
efficacy
analysis
at
all
9
time
points
(p<0.0001)
•
IOP-lowering
effect
was
greater
(1-3
mmHg)
than
monotherapy
with
either
latanoprost
or
Rhopressa™
throughout
the
duration
of
the
study
•
There
were
no
drug-related
serious
adverse
events
and
no
evidence
of
treatment-related
systemic
effects
•
The
main
adverse
event
was
conjunctival
hyperemia,
~50%
of
patients
and
was
scored
as
mild
for
~80%
of
these
patients
Next
Steps:
•
Mercury 2: Topline 3-month expected H1 2017
•
Mercury 3 (Europe): Efficacy study, comparing to a leading combo product marketed in Europe, expected to commence in H1 2017
•
Roclatan
TM
NDA filing expected near year-end 2017
Aerie will present additional details at Investor Day in NYC, Oct 5

2016
2017
Rhopressa
TM
and Roclatan
TM
Key Milestones
Q3-2017: Roclatan™
P3 Mercury 1
Topline safety (12 mos)
Near YE 2017: Roclatan™
NDA filing expected
1H-2017: Roclatan™
P3 Mercury 3 (EU)
to be initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Q3-2016: Rhopressa™
NDA filed
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
initiated